UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): April 8, 2004

                    SONGZAI INTERNATIONAL HOLDING GROUP, INC.

                         f/k/a HERITAGE COMPANIES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    333-66994
                                    ---------
                            (Commission File Number)

                                   43-1932733
                                   ----------
                      (I.R.S. Employer Identification No.)

                  5628 Halifax Road, Arcadia, California 91007
              -----------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                                 (954) 975-5643
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

This Current Report on Form 8-K is filed by Songzai International Holding Group, Inc., a Nevada corporation, f/k/a Heritage Companies, Inc. ("Songzai," the "Company" or the "Registrant")in connection with the items set forth below.


               CAUTIONARY STATEMENT ON FORWARD-LOOKING INFORMATION

This current report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about plans and objectives of management, potential acquisitions and market growth and opportunity. These forward-looking statements are neither promises nor guarantees and involve risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. You should not expect that these forward-looking statements will be updated or supplemented as a result of changing circumstances or otherwise, and we disavow and disclaim an obligation to do so.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

As previously reported on January 2, 2004 on Form 8-K filed with the Securities and Exchange Commission, September 29, 2003, Heritage Companies, Inc., a Nevada corporation and predecessor of the Registrant ("Heritage Companies"), executed a Plan of Exchange (the "Agreement"), between and among Heritage Companies, Harbin Yong
Heng Ke Ji Fa Zhan You Xian Ze Ren Gong Si, a corporation organized and existing under the laws of the Peoples' Republic of China ("Yong Heng"), the shareholders of Yong Heng (the "Yong Heng shareholders"), and Rohit Patel, Chairman of Heritage Companies ("Patel").

Pursuant to and at the closing of the Agreement, the Yong Heng Shareholders exchanged all their shares of capital stock of Yong Heng for 67,000,000 shares of common stock of Heritage Companies, or 98.4% of Heritage Companies' then outstanding common stock. Upon completion of the exchange, Yong Heng became a wholly-owned subsidiary of Heritage Companies. The Company changed its name to Songzai International Group, Inc. and remained a Nevada corporation.

The sole purpose of this amendment is to provide the financial statements of the businesses acquired as required by Item 7(a) and the pro forma financial information required by Item 7(b), which financial statements and information were excluded from the original filing in reliance on Items 7(a)(4) and 7(b)(2), respectively, of Form 8-K.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     ITEM  7(a).  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

The following financial statements of Songzai International Group, Inc., a Nevada Corporation, are set forth below: (i) the audited balance sheets dated September 12, 2003 to December 31, 2003, the audited statements of operations, stockholders' equity and cash flows for the year ended December 31, 2003, and the period September 12, 2003 to December 31, 2003, the notes related thereto and the related auditors' reports, and (ii) the unaudited consolidated balance sheet, statement of operations and statement of changes in stockholders' equity from September 12, 2003 to December 31, 2003.

                         INDEPENDENT  AUDITORS'  REPORT
                         ------------------------------


To  the  Board  of  Directors
Songzai  International  Holding  Group,  Inc.
5628  Halifax  Road
Arcadia,  California  91007

     We have audited the accompanying consolidated balance sheet of Songzai International Holding Group, Inc. and subsidiary as of December 31, 2003 and the related consolidated statement of operations, consolidated stockholders' equity, and consolidated cash flows for the period of inception (September 12, 2003) to December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Songzai International Holding Group, Inc. and subsidiary as of December 31, 2003, and the results of its operations and its cash flows for the period of inception (September 12, 2003) to December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.



/s/ Perrella & Associates
-------------------------
Perrella & Associates, P.A.



Pompano  Beach,  Florida
April  9,  2004


            SONGZAI INTERNATIONAL HOLDING GROUP, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                              AT DECEMBER 31, 2003
=================================================================================

                                     ASSETS
                                     ------

CURRENT ASSETS
--------------
   Cash and cash equivalents                                        $      53,907
   Accounts receivable                                                      1,238
   Receivable, related parties loans                                      176,042
   Inventory                                                               68,687
                                                                    -------------
      TOTAL CURRENT ASSETS                                                299,874
                                                                    -------------

PROPERTY AND EQUIPMENT
----------------------
   Machinery & equipment                                                   25,734
   Accumulated depreciation                                                  (429)
                                                                    -------------
      NET PROPERTY AND EQUIPMENT                                           25,305
                                                                    -------------

      TOTAL ASSETS                                                  $     325,179
                                                                    =============


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES
-------------------
   Taxes payable                                                    $       1,318
   Loan, related party                                                    111,143
   Convertible note payable                                                50,000
                                                                    -------------
      TOTAL CURRENT LIABILITIES                                           162,461
                                                                    -------------

STOCKHOLDERS' EQUITY
--------------------
   Common stock ($0.001 par value, 200,000,000
     shares authorized: 68,103,748 issued and
     outstanding)                                                          68,104
   Additional paid-in-capital                                             123,496
   Accumulated deficit                                                    (28,882)
                                                                    -------------
      TOTAL STOCKHOLDERS' EQUITY                                          162,718
                                                                    -------------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $     325,179
                                                                    =============



The accompanying notes are an integral part of these consolidated financial statements





            SONGZAI INTERNATIONAL HOLDING GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
      FOR THE PERIOD OF INCEPTION (SEPTEMBER 12, 2003) TO DECEMBER 31, 2003
=================================================================================


REVENUES:
---------
   Sales                                                            $      29,038
   Cost of goods sold                                                     (11,052)
                                                                    -------------
      GROSS PROFIT                                                         17,986

SELLING, GENERAL AND ADMINISTRATIVE:                                       46,868
                                                                    -------------

      NET INCOME (LOSS)                                             $     (28,882)
                                                                    =============

   Basic and fully diluted net loss per common share                $           -
                                                                    =============

   Basic and fully diluted weighted average shares                     67,150,511
                                                                    =============




                  SONGZAI INTERNATIONAL HOLDING GROUP, INC. AND SUBSIDIARY
                       CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
             FOR THE THE PERIOD OF INCEPTION (SEPTEMBER 12, 2003) TO DECEMBER 31, 2003
========================================================================================================


                                         Common     Common        Additional
                                         Stock      Shares        Paid-in        Accumulated    Totals
                                                    $ 0.001 Par   Capital        Deficit
                                       ----------   -----------   ----------     -----------   ---------


Issuances of common stock at
  inception September 12, 2003         67,000,000   $    67,000   $  174,600     $         -   $ 241,600

Issuances of common stock in
  reverse merger                        2,291,836         2,292       (2,292)              -           -

Treasury stock purchased and
  retired                              (1,188,088)       (1,188)    (448,812)              -    (450,000)

Contributed capital                             -             -      400,000               -     400,000

   Net loss for the period                      -             -            -         (28,882)    (28,882)
                                       ----------   -----------   ----------     -----------   ---------

     Balances, December 31, 2003       68,103,748   $    68,104   $  123,496     $   (28,882)  $ 162,718
                                       ==========   ===========   ==========     ===========   =========



The accompanying notes are an integral part of these consolidated financial statements





            SONGZAI INTERNATIONAL HOLDING GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
      FOR THE PERIOD OF INCEPTION (SEPTEMBER 12, 2003) TO DECEMBER 31, 2003
=================================================================================


CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------
   Net income (loss)                                                $     (28,882)
   Adjustments to reconcile net loss to net
     cash provided by (used in) operating activities:
      Depreciation                                                            429
     (Increase) decrease in operating assets:
         Accounts receivable                                               (1,238)
         Inventory                                                        (68,687)
      Increase (decrease) in operating liabilities:
         Taxes payable                                                      1,318
                                                                    -------------


         NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES              (97,060)
                                                                    -------------

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
   Purchase of machinery & equipment                                      (25,734)
                                                                    -------------
         NET CASH (USED IN) INVESTING ACTIVITIES                          (25,734)
                                                                    -------------

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
   Proceeds from loan, related party                                      111,143
   Loans to related parties                                              (176,042)
   Proceeds from issuances of common stock                                241,600
                                                                    -------------
         NET CASH PROVIDED BY FINANCING ACTIVITIES                        176,701
                                                                    -------------

         NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS              53,907

CASH AND CASH EQUIVALENTS:
--------------------------
   Beginning of year                                                            -
                                                                    -------------

   End of period                                                    $      53,907
                                                                    =============

Supplemental disclosures of cash flow information:
   Cash paid for interest and income taxes                          $           -
                                                                    -------------

Supplemental disclosures of noncash financing activities:
   Issued a note payable for the purchase of treasury stock         $      50,000
                                                                    -------------



The accompanying notes are an integral part of these consolidated financial statements




            SONGZAI INTERNATIONAL HOLDING GROUP, INC. AND SUBSIDIARY
                   Notes to Consolidated Financial Statements
                                December 31, 2003
================================================================================


1.   ORGANIZATION  AND  NATURE  OF  BUSINESS

     The Company was incorporated under the laws of the State of Nevada on June 7, 2001 as Heritage Companies, Inc. ("HTAG"). On November 5, 2003, the name of the Company was changed to Songzai International Holding Group, Inc ("SGZI or Company").

     On December 16, 2003, the Company acquired 100% of the capital stock of Harbin Yong Heng Ke Ji Fa Zhan You Xian Ze Ren Gong Si ("Yong Heng"), a corporation organized under the laws of the P.R. China ("PRC"), pursuant to a Share Exchange Agreement dated September 29, 2003. The Yong Heng subsidiary, incorporated in the PRC on September 12, 2003, has commenced its business in e-commerce, currently providing sales of gift cards.


2.   BASIS  OF  PRESENTATION  -  REVERSE  MERGER

     On December 16, 2003, SGZI consummated an agreement with Yong Heng a Peoples Republic of China corporation, pursuant to which Yong Heng exchanged its 2,000,0000 RMB capital ($241,600) for 67,000,000 shares of the common stock of SGZI. In addition, Yong Heng paid $450,000 to a Songzai shareholder to purchase and retire 1,188,088 shares of the Company's common stock. The HTAG shareholder received $400,000 and transferred a $50,000 note payable to the Company in satisfaction of the purchase price. As a result of the agreement, the transaction was treated for accounting purposes as a reorganization by the accounting acquirer (Yong Heng) and as a recapitalization by the accounting acquiree (SGZI).

Accordingly,  the  financial  statements  include  the  following:

(a) The balance sheet consists of the net assets of the acquirer at historical cost and the net assets of the acquiree at historical cost.

(b) The statement of operations include the operations of the acquirer for the periods presented and the operations of the acquiree from the date of the merger.


3.   NEW  ACCOUNTING  PRONOUNCEMENTS

     In January 2003, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 46, ("FIN 46") "Consolidation of Variable Interest
Entities" which changes the criteria by which one company includes another entity in its consolidated financial Statements. FIN 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or


            SONGZAI INTERNATIONAL HOLDING GROUP, INC. AND SUBSIDIARY
                   Notes to Consolidated Financial Statements
                                December 31, 2003
================================================================================


both. The consolidation requirements of FIN 46 apply immediately to variable interest entities created after January 31, 2003, and apply in the first fiscal period beginning after June 15, 2003, for variable interest entities created prior to February 1, 2003. Management believes that adoption of this statement will not have a significant impact on the its consolidated financial statements.

     In May 2003, the FASB issued Statement of Financial Accounting Standard ("SFAS") No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". The SFAS No.150 improves the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity and requires that those instruments be classified as liabilities in statements of financial position. In addition to its requirements for the classification and measurement of financial instruments in its scope, SFAS No. 150 also requires disclosures about alternative ways of settling the instruments and the capital structure of entities, all of whose shares are mandatorily redeemable. Most of the guidance in SFAS No. 150 is effective for all financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after September 15, 2003. Management believes that adoption of this statement will not have a significant impact on its consolidated financial statements.


4.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

(a)  Basis  of  accounting

     The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the US (USGAAP). The measurement basis used in the preparation of the financial statements is historical cost. Cost in relation to assets represents the cash paid or the fair value of the assets, as appropriate.

(b)  Principles  of  consolidation

     The consolidated financial statements include the financial information of the Company and its subsidiary. All material intercompany balances and transactions have been eliminated in consolidation.

(c)  Revenue  recognition

     The Company recognizes revenue in accordance with SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements", when the title and risk of loss have passed to the customer, there is persuasive evidence of an arrangement, delivery has occurred or services have been rendered, the sales price is determinable, and collectibility is reasonably assured.


            SONGZAI INTERNATIONAL HOLDING GROUP, INC. AND SUBSIDIARY
                   Notes to Consolidated Financial Statements
                                December 31, 2003
================================================================================


(d)  Statement  of  cash  flows

     Cash equivalents are defined as short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value. An investment normally qualifies as a cash equivalent only when it has a maturity of three months or less from its acquisition date.

(e)  Foreign  currency  translation

     The Company's assets and liabilities that are denominated in foreign currencies are translated into the currency of U.S. dollars using the exchange rates at the balance sheet date. For revenues and expenses, the average exchange rate during the year was used to translate Chinese Renminbi into United States dollars. The translation gains and losses resulting form changes in the exchange rate are charged or credited directly to the shareholders' equity section of the balance sheet when material. All realized and unrealized transaction gains and losses are included in the determination of income in the period in which they occur. Translation and transaction gains and losses are included in the statement of operations because they are not material as of December 31, 2003.

(f)  Concentration  of  credit  risk

     During 2003, 100% of the Company's sales were from companies located in China. The Company's operations may be adversely affected by significant political, economic and social uncertainties in China. Although the Chinese government has pursued economic reform policies in the past, there is no assurance that the Chinese government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affect China's political, economic and social conditions. There is also no guarantee that the Chinese government's pursuit of economic reforms will be consistent or effective.

(g)  Property,  plant  and  equipment

     Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. The cost of an item of property, plant and equipment comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Major costs incurred in restoring assets to their normal working conditions are charged to the income statement. Improvements are capitalized and depreciated over their expected useful lives.

     The gain or loss arising from the retirement or disposal of property, plant and equipment is determined as the


            SONGZAI INTERNATIONAL HOLDING GROUP, INC. AND SUBSIDIARY
                   Notes to Consolidated Financial Statements
                                December 31, 2003
================================================================================


difference between the estimated net sales proceeds and the carrying amount of the assets and is recognized as income or expense in the income statement.

     Depreciation is provided to write off the cost less accumulated impairment losses of property, plant and equipment, over their estimated useful lives from the date on which they become fully operational and after taking into account of their estimated residual values, using the straight-line method, at the following rates per annum:

     Furniture and fixtures                   5 - 10 years
     Office and computer equipment            3 -  5 years

     The Company recognizes an impairment loss on PPE when evidence, such as the sum of expected future cash flows (undiscounted and without interest charges), indicates that future operations will not produce sufficient revenue to cover the related future costs, including depreciation, and when the carrying amount of asset cannot be realized through sale. Measurement of the impairment loss is based on the fair value of the assets.

(h)  Fair  value  of  financial  instruments

     The carrying amounts of the Company's financial instruments, including taxes payable approximate fair value due to the relatively short period to maturity for these instruments.

(i)  Business  segments

     The company operates in one segment and therefore segment disclosure is not presented.

(j)  Inventories

     Inventories are stated at the lower of cost and net realizable value. Cost, which comprises all costs of purchase and, where applicable, other costs that has been incurred in bringing the inventories to their present location and condition, is calculated using the first-in, first-out method. Net realizable value represents the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale.

(k)  Related  parties

     Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence.


            SONGZAI INTERNATIONAL HOLDING GROUP, INC. AND SUBSIDIARY
                   Notes to Consolidated Financial Statements
                                December 31, 2003
================================================================================


(l)  Use  of  estimates

     The preparation of the financial statements in conformity with USGAAP requires the Company's management to make estimates and assumptions that affect the reports amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reported periods. Actual amounts could differ from those estimates.

(m)  Earnings  (Loss)  per  share

     Basic earnings (loss) per share exclude dilution and are computed by dividing loss available to common shareholders by the weighted average number of common shares outstanding for the period.

     Diluted earnings per share are computed by dividing earnings available to common shareholders by the weighted average number of common shares outstanding adjusted to reflect potentially dilutive securities. The company does not have any dilutive securities outstanding as of December 31, 2003.

(n)  Allowance  for  doubtful  accounts

     The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company's estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company's estimate of the allowance for doubtful accounts will change. Accounts receivable are presented net of an allowance for doubtful accounts of US$0 as of December 31, 2003.

(o)  Affiliate

     An affiliate is an entity controlled by another entity directly, or indirectly through one or more intermediaries. The term control (including the terms controlling, controlled by and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract, or otherwise.

5.   INCOME  TAXES

     The Company and its subsidiary are subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which it is domiciled and operates.

     Since the PRC subsidiary has a loss for the PRC income tax purposes, the Company has recorded $0 PRC income tax expense. PRC income tax is calculated at the applicable rates relevant to the PRC subsidiary. SONGZAI INTERNATIONAL HOLDING GROUP, INC. AND SUBSIDIARY Notes to Consolidated Financial Statements December 31, 2003

6.   RELATED  PARTY  TRANSACTIONS

(a)  Receivable,  Related  Parties  Loans

At December 31, 2003, the Company has loans receivable from three related corporate entities in the amount of $176,042 that are unsecured, interest-free and repayable on demand.

(b)  Loan,  Related  party

At December 31, 2003, the Company has a loan payable to a shareholder in the amount of $111,143 at 8% interest and repayable on demand.

7.   CONVERTIBLE  NOTE  PAYABLE

     The $ 50,000 note payable represents principle of $ 45,870 and accrued interest of $ 4,130 or approximately 9% interest per annum. The note is to be paid in twelve monthly installments of $ 1,000 each. The balance of $ 38,000 due and payable on December 31, 2004 may be paid, at the option of the Company, in cash or in an equivalent amount of Songzai International Holding Group, Inc. stock, determined by the bid price on the OTC Bulletin Board on the date of issuance of such stock.

8.   STOCKHOLDERS'  EQUITY

     On December 12, 2003, the Company adopted a non-qualified stock compensation plan to register 2,200,000 common shares, whereby the Company may compensate key employees, advisers and consultants by issuing them shares or options to purchase shares of its capital stock. 2,000,000 of these shares of common stock were included in the 67,000,000 shares of common stock issued on September 12, 2003 and 200,000 were included in shares of common stock issued on January 7, 2004 to one of the financial consultants. (See note 9)

     On September 12, 2003, the Company issued 67,000,000 shares of common stock for cash of $ 241,600.

     On  December  16,  2003,  stockholders  contributed  capital  of  $400,000.

     On December 16, 2003, the Company issued 2,291,836 shares of common stock for cash of $0. (See note 2)

     On December 16, 2003, the Company purchased 1,188,088 shares of common stock for cash of $400,000 and a note payable of $50,000. (See note 7)


            SONGZAI INTERNATIONAL HOLDING GROUP, INC. AND SUBSIDIARY
                   Notes to Consolidated Financial Statements
                                December 31, 2003
================================================================================


9.   SUBSEQUENT  EVENTS

     On January 7, 2004, the Company issued 400,000 shares of common stock to two financial consultants, 200,000 shares each. Services are for six months or until it is mutually determined that agreed objectives have been met and terms of commitment have been fulfilled. Services to commence upon receipt of stock.

     On April 5, 2004 the Company signed a Purchase and Sale Agreement with Songzai Mental Products Co. LTD and Hong Wen Li (Chairman of the Board of Directors of the Company) to acquire a non-operating coal mine formerly known as Heihe Jinchang Coal Mine. The Coal Mine is located near Heihe City in the People's Republic of China. The purchase price for the Coal Mine is 400,000 shares of convertible preferred stock convertible into 40,000,000 shares of common voting stock.

     The Company is in the process of amending its Articles of Incorporation to increase its authorized shares of common stock from 200,000,000 to 1,000,000,000 shares and to authorize 8,000,000 shares of preferred stock.

(c)  EXHIBITS.

The following exhibits are filed herewith:

Exhibit No. 3.1     Articles of Exchange;

Exhibit No. 3.2     Certificate of Amendment to Articles of Incorporation

Exhibit No. 99.1    Plan  of  Exchange  dated  as  of  September  29,  2003
                    (incorporated  by  reference  to  the  Company's Information
                    Statement  on  Form  14  c,  which  was filed on October 15,
                    2003).



--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SONGZAI INTERNATIONAL HOLDING GROUP, INC.



By: /s/ Hong Wen Li
    ---------------
    Hong Wen Li
    Chairman



                                  EXHIBIT INDEX

Exhibit
Number              Description
-------             -----------


Exhibit No. 3.1     Articles of Exchange;

Exhibit No. 3.2     Certificate of Amendment to Articles of Incorporation

Exhibit No. 99.1    Plan  of  Exchange  dated  as  of  September  29,  2003
                    (incorporated  by  reference  to  the  Company's Information
                    Statement  on  Form  14  c,  which  was filed on October 15,
                    2003).